UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 1, 2004


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware              001-16783              95-4097995
(State or Other Jurisdiction    (Commission            (IRS Employer
      of Incorporation)         File Number)         Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01: ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     On December 1, 2004, we refinanced our senior credit facility pursuant to the Second Amended and Restated Credit and Guaranty Agreement, by and among VCA Antech, Inc., Vicar Operating, Inc., certain subsidiaries of Vicar Operating, Inc., as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and sole syndication agent, and Wells Fargo Bank, N.A., as joint lead arranger and administrative agent. In this report, we refer to the Second Amended and Restated Credit and Guaranty Agreement as the Amended Credit Agreement.

     Pursuant to the Amended Credit Agreement, the $223.9 million of total outstanding senior term E notes were replaced with new senior term F notes in the same amount, priced at LIBOR plus 175 basis points, resulting in a 50 basis point reduction in the interest rate. We expect to incur debt retirement costs in the fourth quarter of 2004 related to the write-off of certain deferred financing costs and other related expenses, and are in the process of evaluating these costs.

     The terms and conditions of the senior term F notes otherwise are substantially identical to the senior term E notes, except that Vicar Operating may repurchase or redeem its $170.0 million 9.875% Senior Subordinated Notes in accordance with the terms of the related Indenture. The Amended Credit Agreement permits us to issue new securities and use the proceeds therefrom to effect a repurchase or redemption of the notes.

     A copy of the Second Amended and Restated Credit and Guaranty Agreement is attached to this Form 8-K as Exhibit 10.1, and a copy of the press release announcing the refinancing is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     10.1 Second Amended and Restated Credit and Guaranty Agreement dated December 1, 2004, by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and sole syndication agent, and Wells Fargo Bank, N.A., as joint lead arranger and administrative agent.

     99.1 Press release dated December 1, 2004, regarding registrant's entry into the Second Amended and Restated Credit and Guaranty Agreement.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 1, 2004                    VCA Antech, Inc.



                                    /s/ Tomas W. Fuller
                                    ------------------------------
                                    By:  Tomas W. Fuller
                                    Its: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibits

     10.1 Second Amended and Restated Credit and Guaranty Agreement dated December 1, 2004, by and among VCA Antech, Inc., Vicar Operating, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and sole syndication agent, and Wells Fargo Bank, N.A., as joint lead arranger and administrative agent.

     99.1 Press release dated December 1, 2004, regarding registrant's entry into the Second Amended and Restated Credit and Guaranty Agreement.




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